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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE               000-24439                 33-0803204
     ----------------------- ------------------------- -----------------------
     (STATE OR OTHER             (COMMISSION FILE         (IRS EMPLOYER
     JURISDICTION OF             NUMBER)                  IDENTIFICATION NO.)
     INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         On August 10, 2006, Hines Horticulture, Inc. issued a press release reporting its results of operations and financial condition for the three and six months ended June 30, 2006.

         A copy of the Company's press release appears as Exhibit 99.1 to this current report and is incorporated herein by reference.

         The press release includes the following non-GAAP financial measures as defined in Regulation G: (1) EBITDA and (2) Adjusted EBITDA. The Registrant's management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders.

         "EBITDA" is defined as income before interest expense, provision for income taxes and depreciation/amortization expense. "Adjusted EBITDA" is EBITDA plus severance and asset impairment charges. EBITDA and Adjusted EBITDA have been included because we believe that each is a useful tool for us and our investors to measure our ability to meet debt service, capital expenditure and working capital requirements. EBITDA and Adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States of America, which we refer to as GAAP. These measures are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures for performance relative to other companies. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of our results of operations and we believe that EBITDA and Adjusted EBITDA are useful to investors because EBITDA and Adjusted EBITDA are commonly used to analyze companies on the basis of operating performance, leverage and liquidity. EBITDA and Adjusted EBITDA are also used in covenants in credit facilities and high yield debt indentures to measure the borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance determined in accordance with GAAP.

         The Registrant has provided a reconciliation of EBITDA and Adjusted EBITDA to net income (loss) solely for the purpose of complying with Regulation G and not as an indication that EBITDA or Adjusted EBITDA are substitute measures for net income (loss).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS

                  99.1 Copy of press release, dated August 10, 2006 containing information regarding the Registrant's results of operations or financial condition for the three and six months ended June 30, 2006.


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 10, 2006            HINES HORTICULTURE, INC.

                                By: /s/ Claudia M. Pieropan
                                    --------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)

                                       3

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                                INDEX TO EXHIBITS


99.1 Copy of press release, dated August 10, 2006, issued by Hines Horticulture, Inc.

                                       4